Oppenheimer California Municipal Fund
                  Exhibit 24(b)(16) to Form N-1A
               Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class A Shares
  12/30/88           0.0857557       0.0000000           9.580
  01/27/89           0.0545000       0.0000000           9.690
  02/24/89           0.0545000       0.0000000           9.550
  03/23/89           0.0545000       0.0000000           9.450
  04/21/89           0.0545000       0.0000000           9.600
  05/19/89           0.0545000       0.0000000           9.790
  06/16/89           0.0545000       0.0000000           9.840
  07/14/89           0.0545000       0.0000000           9.920
  08/11/89           0.0545000       0.0000000           9.840
  09/08/89           0.0545000       0.0000000           9.800
  10/06/89           0.0545000       0.0000000           9.810
  11/03/89           0.0545000       0.0000000           9.800
  12/01/89           0.0545000       0.0000000           9.940
  12/29/89           0.0420000       0.0190000           9.940
  01/26/90           0.0545000       0.0000000           9.730
  02/23/90           0.0522000       0.0000000           9.790
  03/23/90           0.0522000       0.0000000           9.800
  04/20/90           0.0522000       0.0000000           9.710
  05/18/90           0.0522000       0.0000000           9.750
  06/15/90           0.0522000       0.0000000           9.820
  07/13/90           0.0522000       0.0000000           9.860
  08/10/90           0.0522000       0.0000000           9.800
  09/07/90           0.0522000       0.0000000           9.650
  10/05/90           0.0522000       0.0000000           9.600
  11/02/90           0.0559286       0.0000000           9.780
  11/30/90           0.0520778       0.0000000           9.860
  12/28/90           0.0505008       0.0000000           9.850
  01/25/91           0.0505000       0.0000000           9.860
  02/22/91           0.0505000       0.0000000           9.920
  03/22/91           0.0505000       0.0000000           9.840
  04/19/91           0.0505000       0.0000000           9.910
  05/17/91           0.0505000       0.0000000           9.920
  06/14/91           0.0505008       0.0000000           9.820
  07/12/91           0.0505008       0.0000000           9.930
  08/09/91           0.0505000       0.0000000          10.020
  09/06/91           0.0505000       0.0000000          10.050
  10/04/91           0.0505000       0.0000000          10.140
  11/01/91           0.0505000       0.0000000          10.150
  11/29/91           0.0504388       0.0000000          10.070
  12/27/91           0.0145400       0.0574000          10.190
  01/24/92           0.0498000       0.0000000          10.190
  02/21/92           0.0498000       0.0000000          10.060
  03/20/92           0.0498000       0.0000000          10.050
  04/16/92           0.0498000       0.0000000          10.160
  05/15/92           0.0498000       0.0000000          10.160
  06/12/92           0.0498000       0.0000000          10.200
  07/10/92           0.0498000       0.0000000          10.440

  08/07/92           0.0498000       0.0000000          10.530
  09/04/92           0.0061778       0.0740000          10.400
  10/02/92           0.0480222       0.0000000          10.330


Oppenheimer California Municipal Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class A Shares (Continued)
  10/30/92           0.0498000       0.0000000          10.120
  11/27/92           0.0498000       0.0000000          10.300
  12/24/92           0.0498008       0.0088000          10.350
  01/22/93           0.0498008       0.0000000          10.390
  02/19/93           0.0498008       0.0000000          10.610
  03/19/93           0.0498008       0.0000000          10.730
  04/16/93           0.0498008       0.0000000          10.710
  05/14/93           0.0498008       0.0000000          10.720
  06/10/93           0.0541000       0.0000000          10.720
  07/09/93           0.0541000       0.0000000          10.840
  08/10/93           0.0541000       0.0000000          10.840
  09/10/93           0.0541000       0.0000000          11.080
  10/08/93           0.0541000       0.0000000          11.090
  11/10/93           0.0520800       0.0000000          10.900
  12/10/93           0.0504000       0.0721000          10.940
  01/10/94           0.0504000       0.0000000          10.970
  02/10/94           0.0504000       0.0000000          10.950
  03/10/94           0.0504000       0.0000000          10.410
  04/08/94           0.0504000       0.0000000          10.060
  05/10/94           0.0504000       0.0000000          10.000
  06/10/94           0.0504000       0.0000000          10.270
  07/08/94           0.0504000       0.0000000           9.980
  08/10/94           0.0504000       0.0000000          10.070
  09/09/94           0.0504000       0.0000000          10.030
  10/10/94           0.0504000       0.0000000           9.770
  11/10/94           0.0504000       0.0000000           9.310
  12/09/94           0.0504000       0.0000000           9.320
  01/10/95           0.0504000       0.0000000           9.520
  02/10/95           0.0504000       0.0000000           9.930
  03/10/95           0.0504000       0.0000000          10.060
  04/10/95           0.0504000       0.0000000          10.190
  05/10/95           0.0504000       0.0000000          10.270
  06/09/95           0.0504000       0.0000000          10.400
  07/10/95           0.0504000       0.0000000          10.360
  08/10/95           0.0473000       0.0000000          10.150
  09/08/95           0.0473000       0.0000000          10.330
  10/10/95           0.0473000       0.0000000          10.380
  11/10/95           0.0473000       0.0000000          10.470
  12/08/95           0.0473000       0.0000000          10.680
  01/10/96           0.0473000       0.0000000          10.620
  02/09/96           0.0473000       0.0000000          10.740
  03/08/96           0.0473000       0.0000000          10.400
  04/10/96           0.0473000       0.0000000          10.250
  05/10/96           0.0473000       0.0000000          10.260
  06/10/96           0.0473000       0.0000000          10.150
  07/10/96           0.0473000       0.0000000          10.240
  08/09/96           0.0473000       0.0000000          10.550

  09/10/96           0.0473000       0.0000000          10.330
  10/10/96           0.0473000       0.0000000          10.450
  11/08/96           0.0473000       0.0000000          10.550
  12/10/96           0.0473000       0.0000000          10.610
  01/10/97           0.0473000       0.0000000          10.490
  02/10/97           0.0473000       0.0000000          10.600




Oppenheimer California Municipal Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class A Shares (Continued)
  03/10/97           0.0473000       0.0000000          10.560
  04/10/97           0.0473000       0.0000000          10.390
  05/09/97           0.0473000       0.0000000          10.480
  06/10/97           0.0473000       0.0000000          10.620
  07/10/97           0.0473000       0.0000000          10.770


Class B Shares
  05/14/93           0.0185529       0.0000000          10.720
  06/10/93           0.0453813       0.0000000          10.730
  07/09/93           0.0437429       0.0000000          10.850
  08/10/93           0.0459302       0.0000000          10.850
  09/10/93           0.0458056       0.0000000          11.090
  10/08/93           0.0470754       0.0000000          11.100
  11/10/93           0.0441107       0.0000000          10.910
  12/10/93           0.0424506       0.0721000          10.950
  01/10/94           0.0433856       0.0000000          10.970
  02/10/94           0.0430518       0.0000000          10.960
  03/10/94           0.0437232       0.0000000          10.420
  04/08/94           0.0430415       0.0000000          10.070
  05/10/94           0.0437753       0.0000000          10.010
  06/10/94           0.0430383       0.0000000          10.280
  07/08/94           0.0443040       0.0000000           9.990
  08/10/94           0.0437390       0.0000000          10.080
  09/09/94           0.0435645       0.0000000          10.040
  10/10/94           0.0443283       0.0000000           9.770
  11/10/94           0.0441458       0.0000000           9.310
  12/09/94           0.0443163       0.0000000           9.320
  01/10/95           0.0446212       0.0000000           9.520
  02/10/95           0.0437063       0.0000000           9.940
  03/10/95           0.0442693       0.0000000          10.070
  04/10/95           0.0441333       0.0000000          10.200
  05/10/95           0.0438432       0.0000000          10.270
  06/09/95           0.0432950       0.0000000          10.400
  07/10/95           0.0440313       0.0000000          10.360
  08/10/95           0.0406437       0.0000000          10.160
  09/08/95           0.0406531       0.0000000          10.330
  10/10/95           0.0408022       0.0000000          10.380
  11/10/95           0.0399622       0.0000000          10.480
  12/08/95           0.0409742       0.0000000          10.690
  01/10/96           0.0403520       0.0000000          10.620
  02/09/96           0.0400933       0.0000000          10.740

  03/08/96           0.0410200       0.0000000          10.410
  04/10/96           0.0404913       0.0000000          10.250
  05/10/96           0.0404042       0.0000000          10.260
  06/10/96           0.0410507       0.0000000          10.150
  07/10/96           0.0408974       0.0000000          10.240
  08/09/96           0.0403193       0.0000000          10.550
  09/10/96           0.0407859       0.0000000          10.330
  10/10/96           0.0407322       0.0000000          10.460
  11/08/96           0.0405373       0.0000000          10.560
  12/10/96           0.0406762       0.0000000          10.610
  01/10/97           0.0399318       0.0000000          10.490




Oppenheimer California Municipal Fund
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class B Shares (Continued)
  02/10/97           0.0408459       0.0000000          10.610
  03/10/97           0.0410884       0.0000000          10.560
  04/10/97           0.0404621       0.0000000          10.390
  05/09/97           0.0406004       0.0000000          10.490
  06/10/97           0.0406794       0.0000000          10.620
  07/10/97           0.0406808       0.0000000          10.780


Class C Shares
  11/10/95           0.0146109       0.0000000          10.470
  12/08/95           0.0409911       0.0000000          10.670
  01/10/96           0.0403407       0.0000000          10.610
  02/09/96           0.0387636       0.0000000          10.730
  03/08/96           0.0380735       0.0000000          10.390
  04/10/96           0.0379881       0.0000000          10.240
  05/10/96           0.0397224       0.0000000          10.250
  06/10/96           0.0409604       0.0000000          10.140
  07/10/96           0.0404996       0.0000000          10.230
  08/09/96           0.0398391       0.0000000          10.540
  09/10/96           0.0404609       0.0000000          10.320
  10/10/96           0.0410914       0.0000000          10.440
  11/08/96           0.0390299       0.0000000          10.540
  12/10/96           0.0405026       0.0000000          10.600
  01/10/97           0.0401556       0.0000000          10.480
  02/10/97           0.0406549       0.0000000          10.590
  03/10/97           0.0410403       0.0000000          10.550
  04/10/97           0.0411154       0.0000000          10.380
  05/09/97           0.0402078       0.0000000          10.470
  06/10/97           0.0406671       0.0000000          10.610
  07/10/97           0.0407208       0.0000000          10.760




Oppenheimer California Municipal Fund
Page 5

1. Average Annual Total Returns for the Periods Ended 07/31/97:

   The formula for calculating average annual total return is as follows:

          1                      ERV n
   --------------- =            (---) - 1 = average annual total
    number of years               P       return


   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment
                 made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum         Examples at NAV:
  sales charge of 4.75%:

  One Year                           One Year

  {($1,058.31/$1,000)^ 1} - 1  =  5.83%

  {($1,111.10/$1,000)^ 1} - 1  = 11.11%

  Five Year                          Five Year

  {($1,329.23/$1,000)^.2} - 1  = 5.86%

  {($1,395.54/$1,000)^.2} - 1  = 6.89%

  Inception Year                     Inception Year

  {($1,906.26/$1,000)^.1144}-1 =  7.66%

  {($2,001.42/$1,000)^.1144}-1 =  8.26%


Class B Shares

Examples, assuming a maximum         Examples at NAV:
  contingent deferred sales charge
  of 5.00% for the first year, and
  2.00% for the inception year:

  One Year                           One Year

  {($1,052.69/$1,000)^ 1} - 1  = 5.27%

  {($1,102.69/$1,000)^ 1} - 1  = 10.27%

  Inception Year                     Inception Year

  {($1,246.32/$1,000)^.2353}-1 =  5.32%

  {($1,266.32/$1,000)^.2353}-1 =  5.71%

Class C Shares

Examples, assuming a maximum         Examples at NAV:
  contingent deferred sales charge
  of 1.00% for the first year, and
  0.00% for the inception year:

  One Year                           One Year

  {($1,092.63/$1,000)^ 1} - 1  = 9.26%

  {($1,102.63/$1,000)^ 1} - 1  = 10.26%

  Inception Year                     Inception Year

  {($1,132.39/$1,000)^.5714}-1 = 7.36%

  {($1,132.39/$1,000)^.5714}-1 = 7.36%




Oppenheimer California Municipal Fund
Page 6


2. Cumulative Total Returns for the Periods Ended 07/31/97:

    The formula for calculating cumulative total return is as follows:

              (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum         Examples at NAV:
  sales charge of 4.75%:

  One Year                           One Year

  $1,058.31 - $1,000 /$1,000 = 5.83%

  $1,111.10 - $1,000 /$1,000 = 11.11%

  Five Year                          Five Year

  $1,329.23 - $1,000 /$1,000 = 32.92%

  $1,395.54 - $1,000 /$1,000 = 39.55%

  Inception                          Inception

  $1,906.26 - $1,000 /$1,000 = 90.63%

  $2,001.42 - $1,000 /$1,000 = 100.14%


Class B Shares

Examples, assuming a maximum         Examples at NAV:
  contingent deferred sales charge
  of 5.00% for the first year, and

  2.00% for the inception year:

  One Year                           One Year

  $1,052.69 - $1,000 /$1,000 = 5.27%

  $1,102.69 - $1,000 /$1,000 = 10.27%

  Inception                          Inception

  $1,246.32 - $1,000 /$1,000 = 24.63%

  $1,266.32 - $1,000 /$1,000 = 26.63%


Class C Shares

Examples, assuming a maximum         Examples at NAV:
  contingent deferred sales charge
  of 1.00% for the first year, and
  0.00% for the inception year:

  One Year                           One Year

  $1,092.63 - $1,000 /$1,000 =  9.26%

  $1,102.63 - $1,000 /$1,000 = 10.26%

  Inception                          Inception

  $1,132.39 - $1,000 /$1,000 =  13.24%

  $1,132.39 - $1,000 /$1,000 =  13.24%



Oppenheimer California Municipal Fund
Page 7


3. Standardized Yield for the 30-Day Period Ended 07/31/97:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                            a - b       6
                Yield =  2 { (--------  +  1 )  -  1 }
                          cd or ce

   The symbols above represent the following factors:

a = Dividends and interest earned during the 30-day period.
b = Expenses accrued for the period (net of any expense
    reimbursements).
c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.

Class A Shares

Example, assuming a maximum sales charge of 4.75%:


           $1,298,613.72 - $219,444.35      6
        2{(--------------------------- +  1)  - 1}  = 4.18%
              27,220,566  x  $11.49


Class B Shares

Example at NAV:


           $  352,158.66 - $108,608.52      6
        2{(--------------------------- +  1)  - 1}  = 3.65%
               7,379,229  x  $10.94


Class C Shares

Example at NAV:


           $   24,082.82 - $  7,435.55      6
        2{(--------------------------- +  1)  - 1}  = 3.64%
                 505,611  x  $10.93



Oppenheimer California Municipal Fund
Page 8


4. Dividend Yields For The Period Ended 07/31/97:

    The Fund's dividend yields are calculated using the following formula:

             Dividend Yield   =  { (a x 12} / b or c

    The symbols above represent the following factors:

a = The last declared dividend earned during the period. b = The Fund's maximum offering price (including sales charge)
    per share on payable date.
c = The Fund's net asset value (excluding sales charge) per share on payable date.


Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering     $.0473000 x 12 / $11.31  = 5.02%


  Dividend Yield
  at Net Asset Value      $.0473000 x 12 / $10.77  = 5.27%

Class B Shares

  Dividend Yield
  at Net Asset Value      $.0406808 x 12 / $10.78  = 4.53%


Class C Shares

  Dividend Yield
  at Net Asset Value      $.0407208 x 12 / $10.76  = 4.54%



Oppenheimer California Municipal Fund
Page 9


4. Tax-Equivalent Yields For The 30-Day Period Ended 07/31/97:

   The Fund's tax-equivalent yields are calculated using the following formula:

             (a / (1 - c)) +  b  =  Tax-Equivalent Yield

   The symbols above represent the following factors:

a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio. c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:


Class A Shares       (.0418 / (1 - .4522)) +  0  = 7.63%


Class B Shares       (.0365 / (1 - .4522)) +  0  = 6.66%


Class C Shares       (.0364 / (1 - .4522)) +  0  = 6.64%



Combined Stated Tax Rate Formula

  1 - {(1-d)(1-e)} = Combined Stated Tax Rate

  The symbols above represent the following factors:

d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
e = Stated California State tax rate (e.g., for an individual in the 39.6% federal and 9.30% state tax bracket filing singly).



   Example:   1 - {(1 - .3960)(1 - 0.0930)} = 45.22%